UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 5/31

Date of reporting period: 2/28/2017

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                   as of February 28, 2017 (Unaudited)

Deutsche CROCI® Sector Opportunities Fund

	Shares	Value ($)
Common Stocks 99.0%
France 3.4%
Sanofi (Cost $3,899,144)	45,103	3,894,733
Ireland 3.4%
Medtronic PLC (a) (Cost $3,977,467)	47,981	3,882,143
Japan 9.5%
Astellas Pharma, Inc.	272,600	3,665,555
Central Japan Railway Co.	21,900	3,579,298
Osaka Gas Co., Ltd.	950,247	3,655,592
(Cost $11,550,568)		10,900,445
Switzerland 6.8%
Novartis AG (Registered)	51,912	4,052,873
Roche Holding AG (Genusschein)	15,761	3,834,299
(Cost $7,993,748)		7,887,172
United Kingdom 3.3%
National Grid PLC (Cost $4,182,417)	317,112	3,851,385
United States 72.6%
American Electric Power Co., Inc.	57,524	3,852,382
Amgen, Inc.	23,351	4,122,152
Consolidated Edison, Inc.	48,998	3,774,806
DTE Energy Co.	36,576	3,708,075
Eaton Corp. PLC	52,847	3,803,927
Edison International	50,067	3,992,343
Entergy Corp.	50,827	3,896,398
General Electric Co.	118,092	3,520,322
Gilead Sciences, Inc.	50,517	3,560,438
Honeywell International, Inc.	30,662	3,817,419
Illinois Tool Works, Inc.	29,087	3,839,775
Johnson & Johnson	31,447	3,843,138
Lockheed Martin Corp.	14,008	3,734,253
Merck & Co., Inc.	57,575	3,792,465
NextEra Energy, Inc.	30,230	3,960,130
Northrop Grumman Corp.	15,571	3,847,438
Pfizer, Inc.	113,024	3,856,379
PG&E Corp.	58,715	3,919,226
Public Service Enterprise Group, Inc.	82,396	3,788,568
Raytheon Co.	24,587	3,790,086
United Parcel Service, Inc. "B"	31,510	3,332,498
United Technologies Corp.	32,701	3,680,498
(Cost $75,608,171)		83,432,716
Total Common Stocks (Cost $107,211,515)		113,848,594
Cash Equivalents 0.1%
Deutsche Central Cash Management Government Fund, 0.56% (b) (Cost $68,949)	68,949	68,949
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $107,280,464) †	99.1	113,917,543
Other Assets and Liabilities, Net	0.9	996,733
Net Assets	100.0	114,914,276

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
†	The cost for federal income tax purposes was $107,824,748. At February 28, 2017, net unrealized appreciation for all securities based on tax cost was $6,092,795. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,403,146 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,310,351.
(a)	Listed on the New York Stock Exchange.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At February 28, 2017 the Deutsche CROCI Sector Opportunities Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Health Care	38,504,175	33.8%
Utilities	38,398,905	33.7%
Industrials	36,945,514	32.5%
Total	113,848,594	100.0%
Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2017 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$3,894,733	$—	$3,894,733
Ireland	3,882,143	—	—	3,882,143
Japan	—	10,900,445	—	10,900,445
Switzerland	—	7,887,172	—	7,887,172
United Kingdom	—	3,851,385	—	3,851,385
United States	83,432,716	—	—	83,432,716
Short-Term Investments	68,949	—	—	68,949
Total	$87,383,808	$26,533,735	$—	$113,917,543

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 1 to Level 2. During the period ended February 28, 2017, the amount of the transfers between Level 1 and Level 2 was $27,989,378.

Transfers between price levels are recognized at the beginning of the reporting year.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® Sector Opportunities Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 20, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 20, 2017